Exhibit 25.4

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763

I.R.S. Employer Identification No.

300 Delaware Avenue, 9th Floor Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Annette Morgan

U.S. Bank Trust National Association

300 Delaware Avenue, 9th Floor

Wilmington, DE 19801

Telephone (302) 576-3706

(Name, address and telephone number of agent for service)

EXELON CORPORATION

(Exact name of obligor as specified in its charter)

Pennsylvania	23-2990190
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

10 South Dearborn Street P.O. Box 805379 Chicago, IL	60680-5379
(Address of principal executive offices)	(Zip Code)

GUARANTEE OF TRUST PREFERRED SECURITIES OF

EXELON CAPITAL TRUST I

EXELON CAPITAL TRUST II

EXELON CAPITAL TRUST III

(Title of Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15	The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.	Report of Condition of the Trustee as of June 30, 2007, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Wilmington, State of Delaware on the 8th day of February, 2010.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ Annette Morgan
Name:	Annette Morgan
Title:	Assistant Vice President

Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of September 30, 2009

($000’s)

9/30/2009
Assets
Cash and Balances Due From Depository Institutions	$512,832
Fixed Assets	744
Intangible Assets	63,768
Other Assets	27,818

Total Assets	$605,162

Liabilities

Other Liabilities	$16,974

Total Liabilities	$16,974

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	81,256

Total Equity Capital	$588,188

Total Liabilities and Equity Capital	$605,162

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/s/ Annette Morgan
Name	Annette Morgan
Title	Assistant Vice President

Date: February 8, 2010

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